EXHIBIT 99

WFMBS 04-8 FINAL(SIZED1) - Price/Yield - A5

Balance                 $150,000,000.00     Delay              24                   WAC       5.1432          WAM           179
Coupon                  5                   Dated              7/1/2004             NET       4.883203        WALA            1
Settle                  7/29/2004           First Payment      8/25/2004

Price                                  1                  2                   3                  4                  5
                                   Yield              Yield               Yield              Yield              Yield
             99.0000                5.16               5.18                5.21               5.23               5.29
             99.1250                5.14               5.16                5.18               5.20               5.24
             99.2500                5.12               5.13                5.15               5.16               5.20
             99.3750                5.10               5.11                5.12               5.13               5.15
             99.5000                5.08               5.08                5.09               5.10               5.11
             99.6250                5.06               5.06                5.06               5.06               5.07
             99.7500                5.04               5.04                5.03               5.03               5.02
             99.8750                5.02               5.01                5.00               5.00               4.98
            100.0000                5.00               4.99                4.98               4.96               4.94
            100.1250                4.98               4.96                4.95               4.93               4.89
            100.2500                4.96               4.94                4.92               4.90               4.85
            100.3750                4.94               4.92                4.89               4.86               4.81
            100.5000                4.92               4.89                4.86               4.83               4.76
            100.6250                4.90               4.87                4.83               4.80               4.72
            100.7500                4.89               4.85                4.81               4.76               4.68
            100.8750                4.87               4.82                4.78               4.73               4.64
            101.0000                4.85               4.80                4.75               4.70               4.59

                 WAL                8.43               6.62                5.36               4.45               3.30
            Mod Durn               6.439              5.235               4.365              3.725              2.875
       Mod Convexity               0.618              0.437               0.316              0.234              0.140
    Principal Window       Aug04 - Jun19      Aug04 - Jun19       Aug04 - Jun19      Aug04 - Jun19      Aug04 - Jun19
       Maturity #mos                 179                179                 179                179                179

              Prepay               0 PSA            100 PSA             200 PSA            300 PSA            500 PSA

         Yield Curve Mat     6MO    2YR    3YR     5YR    10YR   30YR
                     Yld 1.71237 2.6782 3.0302 3.69682 4.45153 5.1776



Price                                 6                 7
                                  Yield             Yield
             99.0000               5.35              5.41
             99.1250               5.29              5.34
             99.2500               5.24              5.28
             99.3750               5.18              5.21
             99.5000               5.13              5.14
             99.6250               5.07              5.07
             99.7500               5.02              5.01
             99.8750               4.96              4.94
            100.0000               4.90              4.87
            100.1250               4.85              4.81
            100.2500               4.79              4.74
            100.3750               4.74              4.68
            100.5000               4.68              4.61
            100.6250               4.63              4.54
            100.7500               4.58              4.48
            100.8750               4.52              4.41
            101.0000               4.47              4.35

                 WAL               2.51              2.05
            Mod Durn              2.254             1.875
       Mod Convexity              0.084             0.056
    Principal Window      Aug04 - Jun19     Aug04 - May11
       Maturity #mos                179                82

              Prepay            750 PSA          1000 PSA

         Yield Curve


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brother Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

WFMBS 04-8 FINAL(SIZED1) - Price/Yield - A2

Balance                 $64,556,000.00      Delay                 24                 WAC          5.1432          WAM         179
Coupon                  5                   Dated                 7/1/2004           NET          4.883203        WALA          1
Settle                  7/29/2004           First Payment         8/25/2004


Price                                    1                  2                  3                  4                  5
                                     Yield              Yield              Yield              Yield              Yield
                  99-08               5.12               5.14               5.17               5.19               5.24
                  99-12               5.10               5.11               5.13               5.15               5.18
                  99-16               5.08               5.09               5.10               5.11               5.13
                  99-20               5.06               5.06               5.06               5.07               5.07
                  99-24               5.04               5.03               5.03               5.02               5.02
                  99-28               5.02               5.01               5.00               4.98               4.96
                 100-00               5.00               4.98               4.96               4.94               4.90
                 100-04               4.98               4.96               4.93               4.90               4.85
                 100-08               4.96               4.93               4.89               4.86               4.79
                 100-12               4.94               4.90               4.86               4.82               4.74
                 100-16               4.92               4.88               4.83               4.78               4.68
                 100-20               4.90               4.85               4.79               4.73               4.63
                 100-24               4.88               4.82               4.76               4.69               4.57
                 100-28               4.86               4.80               4.73               4.65               4.52
                 101-00               4.84               4.77               4.69               4.61               4.46
                 101-04               4.82               4.75               4.66               4.57               4.41
                 101-08               4.80               4.72               4.63               4.53               4.35

                    WAL               7.96               5.80               4.35               3.42               2.47
               Mod Durn              6.163              4.707              3.692              3.001              2.239
          Mod Convexity              0.566              0.351              0.218              0.141              0.076
       Principal Window      Aug04 - Sep18      Aug04 - Sep17      Aug04 - Oct15      Aug04 - Mar13      Aug04 - Oct09
          Maturity #mos                170                158                135                104                 63

                 Prepay              0 PSA            100 PSA            200 PSA            300 PSA            500 PSA

            Yield Curve Mat     6MO    2YR    3YR     5YR    10YR   30YR
                        Yld 1.71237 2.6782 3.0302 3.69682 4.45153 5.1776


Price                                    6                 7
                                     Yield             Yield
                  99-08               5.29              5.33
                  99-12               5.22              5.24
                  99-16               5.15              5.16
                  99-20               5.08              5.08
                  99-24               5.01              5.00
                  99-28               4.94              4.92
                 100-00               4.87              4.83
                 100-04               4.80              4.75
                 100-08               4.73              4.67
                 100-12               4.66              4.59
                 100-16               4.59              4.51
                 100-20               4.52              4.43
                 100-24               4.45              4.34
                 100-28               4.38              4.26
                 101-00               4.31              4.18
                 101-04               4.24              4.10
                 101-08               4.17              4.02

                    WAL               1.93              1.63
               Mod Durn              1.782             1.521
          Mod Convexity              0.049             0.036
       Principal Window      Aug04 - Apr08     Aug04 - Jul07
          Maturity #mos                 45                36

                 Prepay            750 PSA          1000 PSA

            Yield Curve


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brother Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

WFMBS 04-8 FINAL(SIZED1) - Price/Yield - A1

Balance                 $123,838,000.00      Delay               24                  WAC          5.1432         WAM           179
Coupon                  5                    Dated               7/1/2004            NET          4.883203       WALA            1
Settle                  7/29/2004            First Payment       8/25/2004


Price                                     1                   2                  3                   4                   5
                                      Yield               Yield              Yield               Yield               Yield
                  99-08                5.12                5.13               5.15                5.16                5.20
                  99-12                5.10                5.11               5.12                5.13                5.15
                  99-16                5.08                5.08               5.09                5.10                5.11
                  99-20                5.06                5.06               5.06                5.06                5.07
                  99-24                5.04                5.04               5.03                5.03                5.02
                  99-28                5.02                5.01               5.00                5.00                4.98
                 100-00                5.00                4.99               4.98                4.96                4.94
                 100-04                4.98                4.96               4.95                4.93                4.89
                 100-08                4.96                4.94               4.92                4.90                4.85
                 100-12                4.94                4.92               4.89                4.86                4.81
                 100-16                4.92                4.89               4.86                4.83                4.76
                 100-20                4.90                4.87               4.83                4.80                4.72
                 100-24                4.89                4.85               4.81                4.76                4.68
                 100-28                4.87                4.82               4.78                4.73                4.64
                 101-00                4.85                4.80               4.75                4.70                4.59
                 101-04                4.83                4.78               4.72                4.66                4.55
                 101-08                4.81                4.75               4.69                4.63                4.51

                    WAL                8.43                6.62               5.36                4.45                3.30
               Mod Durn               6.446               5.243              4.373               3.732               2.880
          Mod Convexity               0.619               0.438              0.317               0.235               0.140
       Principal Window       Aug04 - Jun19       Aug04 - Jun19      Aug04 - Jun19       Aug04 - Jun19       Aug04 - Jun19
          Maturity #mos                 179                 179                179                 179                 179

                 Prepay               0 PSA             100 PSA            200 PSA             300 PSA             500 PSA

            Yield Curve Mat     6MO    2YR    3YR     5YR    10YR   30YR
                        Yld 1.71237 2.6782 3.0302 3.69682 4.45153 5.1776


Price                                     6                   7
                                      Yield               Yield
                  99-08                5.24                5.28
                  99-12                5.18                5.21
                  99-16                5.13                5.14
                  99-20                5.07                5.07
                  99-24                5.02                5.01
                  99-28                4.96                4.94
                 100-00                4.90                4.87
                 100-04                4.85                4.81
                 100-08                4.79                4.74
                 100-12                4.74                4.68
                 100-16                4.68                4.61
                 100-20                4.63                4.54
                 100-24                4.58                4.48
                 100-28                4.52                4.41
                 101-00                4.47                4.35
                 101-04                4.41                4.28
                 101-08                4.36                4.22

                    WAL                2.51                2.05
               Mod Durn               2.258               1.878
          Mod Convexity               0.084               0.057
       Principal Window       Aug04 - Jun19       Aug04 - May11
          Maturity #mos                 179                  82

                 Prepay             750 PSA            1000 PSA

            Yield Curve


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brother Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).